UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2014, the Board of Directors of the Company promoted Jonathan E. Ramsden to the position of Chief Operating Officer, effective immediately. Mr. Ramsden will continue to hold the position of Chief Financial Officer until the Company appoints a successor.

Biographical and other information concerning Mr. Ramsden is set forth in the Company's most recent definitive proxy statement on Schedule 14A and in the Company’s annual report on Form 10-K for the year ended February 2, 2013, filed with the Securities and Exchange Commission on April 2, 2013, and such information is incorporated herein by reference.

On January 30, 2014, the Company issued a press release announcing the promotion of Mr. Ramsden. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The Company undertakes no obligation to update the matters referred to in the Company’s press release to reflect changes that occur after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.        Description

99.1	Press Release of the Company, dated January 30, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: January 30, 2014	By: /s/ Robert E. Bostrom
Robert E. Bostrom
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release of the Company, dated January 30, 2014